Exhibit 99.1

PRESS RELEASE

Mellanox Technologies, Ltd.

Press/Media Contact

Ashley Paula

Waggener Edstrom

+1-415-547-7024

apaula@waggeneredstrom.com

USA Investor Contact

Gwyn Lauber

Mellanox Technologies

+1-408-916-0012

gwyn@mellanox.com

Israel Investor Contact

Nava Ladin

Gelbart Kahana Investor Relations

+972-3-6074717

nava@gk-biz.com

Mellanox Technologies Ltd. Announces Definitive Agreement
to Acquire IPtronics A/S

High-speed analog transceiver technology completes optical interconnect portfolio and enables next-generation, end-to-end 100Gb/s interconnect solutions

SUNNYVALE, CA and YOKNEAM, ISRAEL — June 4, 2013 — Mellanox® Technologies, Ltd. (NASDAQ: MLNX; TASE: MLNX), a leading supplier of end-to-end interconnect solutions for servers and storage systems, announced its intent to acquire privately held IPtronics A/S, a leader in optical interconnect component design for digital communications. Mellanox and IPtronics have signed a definitive agreement under which Mellanox will acquire IPtronics at a total cash purchase price of approximately $47.5 million, subject to certain adjustments. The terms of the transaction have been unanimously approved by both the Mellanox and IPtronics Boards of Directors.

The transaction is currently projected to close in the second half of 2013, subject to the completion of certain closing conditions. Mellanox currently expects the transaction to be accretive to its full fiscal year 2014 earnings by approximately $0.01 to $0.03 per share on a non-GAAP basis. IPtronics products are embedded in Mellanox’s current solutions. The IPtronics acquisition enhances Mellanox’s ability to deliver complete end-to-end optical interconnect solutions at 100Gb/s and beyond. With IPtronics’ high-speed transmitter and receiver devices, Mellanox can offer the complete technology portfolio required to provide cost-effective, high-speed networks and deliver next generation optical connectivity, allowing data center customers to meet the growing demands of applications used in high-performance, Web 2.0, cloud, data center, database, financial services and storage environments.

Strategically focused on optical interconnects and active copper interconnect solutions for the communications market, IPtronics offers Multichannel Vertical Cavity Surface-Emitting Laser (VCSEL) Drivers, Modulator Drivers (MD) and Transimpedance Amplifiers (TIA) with significantly lower power consumption, richer feature sets and lower costs compared to existing solutions in the market place today. The technology Mellanox will acquire in connection with the transaction bridges the gap between optical and electrical interfaces and enables system providers to overcome the physical constraints of using copper-based connections in high-speed interfaces and backplanes.

Mellanox expects the proposed acquisition of IPtronics to enhance its competiveness and its position as a leading provider of high-performance, end-to-end interconnect solutions for servers and storage systems.

Mellanox expects to establish its first R&D center in Europe at IPtronics’ current location in Roskilde, Denmark, and further expand its customer support presence within Europe. Further, Mellanox currently intends to retain IPtronics’ existing product lines to ensure continuity for customers and partners.

“The proposed acquisition of IPtronics is highly complementary with our recently proposed acquisition of Kotura. IPtronics’ parallel optical interconnect ICs further solidify our strategy to have a full end-to-end solution for the server and storage interconnect,” said Eyal Waldman, president and CEO of Mellanox Technologies. “The new and emerging Web 2.0 and cloud applications that influence our day to day living depend on fast manipulation of data, which is growing exponentially. Mellanox’s interconnect provides the fastest and most scalable solution for moving data between server-to-server and server-to-storage, allowing the continuous development, use and expansion of these applications.  We expect that the acquisition of IPtronics’ technology and their development team will better position us to continue to offer faster interconnect solutions at 100Gb/s and beyond, with higher-density and lower power at a lower cost. We welcome the talented team from IPtronics and look forward to their contribution to Mellanox’s continued growth.”

“This acquisition is important for both companies because it enables interconnect innovation for data centers that look for solutions that move data faster and more efficiently,” said Niels Finseth, co-founder and CEO, of IPtronics A/S. “We are delighted to join the Mellanox team and look forward to working together to drive the combined company’s further growth.”

The proposed acquisition is subject to customary closing conditions, including the receipt of applicable regulatory approvals.

Conference Call

Mellanox and IPtronics will jointly conduct a conference call to discuss Mellanox’s agreement to acquire IPtronics at 5:30 a.m. Pacific Time on June 4, 2013. To listen to the call, dial +1-785-424-1052 approximately ten minutes prior to the start time. Presentation slides along with a webcast of the live and archived call will be available on the investor relations section of the Mellanox website at http://ir.mellanox.com.

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About IPtronics A/S

IPtronics is a fabless semiconductor company offering next generation integrated circuits for Parallel Optical Interconnects. Our silicon enables low power, high density, high bandwidth and low cost modules intended for the computer, storage and communications industry. The company operates from its headquarters in Roskilde, Denmark and its US operations, IPtronics, Inc. based in Menlo Park, CA.

Please visit www.IPtronics.com for more information.

About Mellanox

Mellanox Technologies is a leading supplier of end-to-end InfiniBand and Ethernet interconnect solutions and services for servers and storage. Mellanox interconnect solutions increase data center efficiency by providing the highest throughput and lowest latency, delivering data faster to applications and unlocking system performance capability. Mellanox offers a choice of fast interconnect products: adapters, switches, software, cables and silicon that accelerate application runtime and maximize business results for a wide range of markets including high performance computing, enterprise data centers, Web 2.0, cloud, storage and financial services. More information is available at www.mellanox.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs and certain assumptions made by us, all of which are subject to change.

Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the challenges and costs of closing, integrating, restructuring and achieving anticipated annualized cost synergies; the ability to retain key employees;  the impact of the transaction discussed herein on the Company’s actual financial results; negative customer reaction to the proposed acquisition; market adoption of the combined company’s solutions ; the continued growth in demand for high-performance, scientific, database, voice, video and cloud applications; the continued growth in demand for our products; the continued, increased demand for industry standards-based technology; our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our OEM partners; our ability to effectively compete in our industry; fluctuations in demand; sales cycles and prices for our products and services; our success converting design wins to revenue-generating product shipments; and, our ability to protect our intellectual property rights.

In addition, if IPtronics does not receive required regulatory approval or if the parties fail to satisfy other conditions to closing, the transaction may not be consummated and the anticipated benefits to Mellanox of the proposed acquisition would not be realized.  In any forward-looking statement in which Mellanox expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.

Lastly and furthermore, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products, and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the SEC.

More information about the risks, uncertainties and assumptions that may impact the transaction and the parties’ businesses is set forth in Mellanox’s Form 10-K filed with the SEC on February 25, 2013 and Form 10-Q filed with the SEC on May 3, 2013, including “Risk Factors”.  All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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Mellanox, ConnectX, Virtual Protocol Interconnect and Voltaire are registered trademarks of Mellanox Technologies, Ltd. Connect-IB, Mellanox Federal Systems, MetroX, MLNX-OS, are trademarks of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.